PROHLÁŠENÍ
o vyslovení souhlasu s umístěním sídla/místa podnikání

ALIVIO, s.r.o.
Mánesova 345/13, České Budějovice, PSČ 37001
IČ: 62503898

připojením vlastnoručního podpisu svého oprávněného zástupce pod tuto listinu jako vlastník nemovitosti na adrese Mánesova 345/13, České Budějovice, PSČ 37001, vše zapsáno v katastru nemovitostí na LV č. 3907 pro kat.území České Budějovice 6 [622346]

vyslovuje souhlas s umístěním sídla/místa podnikání pro:

Bigeon s.r.o., se stat. orgánem:
Olegas Tunevicius, nar.: 20.3.1981, bytem: S. Staneviciaus g. 78, Vilnius 07105, Lithuania

v objektu **Mánesova 345/13, České Budějovice, PSČ 37001**

a to na dobu neurčitou, od podpisu tohoto souhlasu, nejdéle však do data ukončení smlouvy o poskytnutí sídla nebo místa podnikání číslo 2018-X-2136 uzavřenou mezi společností NOVANTIS s.r.o. a Bigeon s.r.o. ohledně poskytnutí sídla nebo místa podnikání společnosti a zajištění souhlasu s umístěním sídla nebo místa podnikání.

V Českých Budějovicích dne ....

....

ALIVIO, s.r.o.

Ověřovací doložka pro legalizaci Poř.č: 37001-0157-0246
Podle ověřovací knihy pošty: České Budějovice 1

Vlastnoručně podepsal: Jindřich Faltýn
Datum a místo narození: 12.03.1973,Sokolov,okr. Sokolov,CZ
Adresa pobytu: České Budějovice 7
J. Boudšínského 1778/34,CZ
Druh a č. předlož.dokl.totožnosti: 209267104
Občanský průkaz

České Budějovice 1 dne 25.06.2018 ....
Branžovská Jitka Podpis, úřední razítko

Česká pošta, s.p. -2337-

číslo souhlasu:

Doložka konverze do dokumentu obsaženého v datové zprávě

Tento dokument, který vznikl převedením vstupu v listinné podobě do podoby elektronické pod pořadovým číslem 101006_032863, skládající se z 1 listů, se doslovně shoduje s obsahem vstupu.

Zajišťovací prvek: bez zajišťovacího prvku

Jméno a příjmení osoby, která konverzi provedla: MARTIN VEČEŘA

Vystavil: Česká pošta, s.p.

Pracoviště: Praha 1

Česká pošta, s.p. dne 28.06.2018

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